UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 20, 2014

Spirit Realty Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 20, 2014 (the “Settlement Date”), Spirit Realty Capital, Inc. (the “Company”), completed its offer to exchange any and all of certain net-lease mortgage notes, Series 2005-1, Class A-1 (the “Series 2005-1 Class A-1 Notes”) and Class A-2 (the “Series 2005-1 Class A-2 Notes” and, together with the Series 2005-1 Class A-1 Notes, the “Series 2005-1 Notes”), Series 2006-1, Class A (the “Series 2006-1 Notes”) and Series 2007-1, Class A (the “Series 2007-1 Notes” and, together with the Series 2005-1 Notes and Series 2006-1 Notes, the “Existing Notes”) issued by one or more of Spirit Master Funding, LLC, Spirit Master Funding II, LLC and Spirit Master Funding III, LLC (collectively, the “Issuers”), each of which is an indirectly-owned special purpose, bankruptcy remote subsidiary of the Company, pursuant to one of the Company’s existing net-lease mortgage securitization platforms (the “Securitization Platform”). The Securitization Platform is designed to facilitate the Company’s financing activities relating to commercial real estate, net leases and mortgage loans.

Immediately prior to the Settlement Date, there was $94,264,000 principal outstanding of Series 2005-1 Class A-1 Notes, $258,300,000 principal outstanding of Series 2005-1 Class A-2 Notes, $246,915,000 principal outstanding of Series 2006-1 Notes and $312,944,000 principal outstanding of Series 2007-1 Notes. On the Settlement Date, $81,309,139 principal outstanding of Series 2005-1 Class A-1 Notes was exchanged for an equal principal amount of net-lease mortgage notes, Series 2014-1 Class A-1 (the “Series 2014-1 Class A-1 Notes”) issued by the Issuers, $253,300,000 principal outstanding of Series 2005-1 Class A-2 Notes was exchanged for an equal principal amount of net-lease mortgage notes, Series 2014-1 Class A-2 (the “Series 2014-1 Class A-2 Notes” and, together with the Series 2014-1 Class A-1 Notes, the “Series 2014 Notes”) issued by the Issuers, and all of the Series 2006-1 Notes and Series 2007-1 Notes were exchanged for an equal principal amount of net-lease mortgage notes, Series 2014-2 Class A (the “Series 2014-2 Notes”) and Series 2014-3 Class A (the “Series 2014-3 Notes” and, together with the Series 2014-1 Class A-1 Notes, the Series 2014-1 Class A-2 Notes and the Series 2014-2 Notes, the “New Notes”), respectively, issued by the Issuers. Approximately $18 million of Existing Notes that were not so exchanged were optionally redeemed on the Settlement Date by the Issuers and subsequently canceled.

Each class of New Notes was rated “A+” by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”). Immediately prior to the exchange, each class of Existing Notes was rated “Baa2” by Moody’s Investor Service, Inc. and “BB+” by S&P.

The Series 2014-1 Class A-1 Notes, Series 2014-1 Class A-2 Notes, Series 2014-2 Notes and Series 2014-3 Notes have interest rates of 5.05%, 5.37%, 5.76% and 5.74%, respectively, and each such interest rate is equivalent to the interest rate on the class of Existing Notes for which such New Notes were exchanged. The Series 2014-1 Class A-1 Notes, Series 2014-1 Class A-2 Notes, Series 2014-2 Notes and Series 2014-3 Notes have legal final payment dates occurring in July 2040, July 2040, March 2041 and March 2042, respectively, and each such legal final payment date is approximately 17 years later than the legal final payment date of the class of Existing Notes for which such New Notes were exchanged.

In the event that any series of New Notes is not paid in full at its respective anticipated repayment date (an “ARD Event”), subordinate additional interest will begin to accrue on such New Notes. No such subordinate interest would have accrued on any series of Existing Notes in the event such series was not paid in full at its expected repayment date. Additionally, (i) the Existing Notes had the benefit of certificate guaranty insurance policies issued by Ambac Assurance Corporation (“Ambac”), whereas the New Notes are not insured or guaranteed by Ambac or any other entity and no premium payments to an insurer or guarantor are to be made in respect thereof and (ii) the scheduled principal amortization schedule of each class of New Notes generally is slower than the principal amortization schedule of the class of Existing Notes for which such New Notes were exchanged.

Each class of New Notes may be optionally redeemed at any time prior to their anticipated repayment date subject to payment of make-whole consideration (until 12 months prior to the anticipated repayment dates for such class of New Notes, at which time no such make-whole payments shall be required). Under the terms of the Existing Notes, such make-whole consideration was required to be paid in connection with any such optional redemption of the Existing Notes.

Series 2014-1 Notes, Series 2014-2 Notes and Series 2014-3 Notes

The New Notes were issued by the Issuers pursuant to the Second Amended and Restated Master Indenture (the “Indenture”) among the Issuers and Citibank, N.A., (the "Indenture Trustee") entered into on the Settlement Date, with certain terms of the Series 2014-1 Notes governed by the Series 2014-1 Supplement to the Indenture, certain terms of the Series 2014-2 Notes governed by the Series 2014-2 Supplement to the Indenture and certain terms of the Series 2014-3 Notes governed by the Series 2014-3 Supplement to the Indenture, in each case entered into by the Issuers and the Indenture Trustee on the Settlement Date. From time to time and subject to certain conditions, the Issuers and/or any special purpose, bankruptcy remote affiliate of the Issuers (each, a “Co-Issuer”) may issue additional series of notes pursuant to the Indenture and any applicable series supplement thereto. The New Notes and any additional series of notes will be payable solely from and secured by a security interest in the assets of the Issuers, together with the assets of any Co-Issuer.

As of the Settlement Date, the assets of the Issuers consist primarily of (i) fee title to commercial real estate properties and the Issuer’s rights in net leases of such properties, and (ii) mortgage loans that are secured by fee title to commercial real estate property and all future payments required thereunder.

Spirit Realty, L.P. (“Spirit Realty”), a wholly-owned direct subsidiary of the Company, the Issuers and Midland Loan Services, a division of PNC Bank, National Association (“Midland”) also entered into a Second Amended and Restated Property Management and Servicing Agreement (the “Property Management Agreement”) dated as of the Series Closing Date. Under the Property Management Agreement, Spirit Realty will serve as the Property Manager and Special Servicer and be responsible for servicing and administering the assets securing the New Notes. Midland will act as the back-up manager under the Property Management Agreement.

The Issuers are subject to certain restrictive covenants under the Property Management Agreement and the Indenture including with respect to liens, indebtedness, managers, mergers, disposition of assets, acquisition of assets, investments, the types of business it may conduct and other customary covenants for a bankruptcy-remote special purpose entity. The Property Management Agreement and the Indenture permit the Issuers to substitute commercial mortgage loans and commercial real estate properties from time to time for assets securing the New Notes subject to certain conditions and concentration limits. The Property Management Agreement may require the Property Manager to make reimbursable advances of principal and interest in respect of the New Notes and make reimbursable servicing advances in respect of the collateral under certain circumstances.

Events of Default and Amortization Events

 The New Notes are subject to events of default that generally are customary in nature for rated net lease mortgage securitizations of this type, including (a) the non-payment of interest or principal, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events. The New Notes are subject to amortization events that generally are customary in nature for rated net lease mortgage securitizations of this type, including (i) the average cashflow coverage ratio falling below certain levels, (ii) the occurrence of an event of default and (iii) the failure by the Issuers to repay any class of notes in full prior to the anticipated repayment date for such class of notes. The occurrence of an early amortization event or an event of default could result in the early amortization of the New Notes and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the New Notes.

The foregoing is only a summary of certain provisions of the transaction described above and is qualified in its entirety by the terms of the Indenture, the Series 2014-1, Series 2014-2 and Series 2014-3 Indenture Supplements and the Property Management Agreement, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 1.1, respectively, hereto.

Amendment and Restatement of Documents Relating to Securitization Platform

On the Settlement Date, the Issuers entered into amendments and restatements of the Indenture and the Property Management Agreement.

Among other things, these amendments (i) remove Ambac’s consent and direction rights from these agreements, (ii) provide, in certain respects, additional flexibility in the permitted types and concentrations of real estate assets that the Issuers may acquire, (iii) remove the requirement that Spirit Realty and the Issuers “bring down” certain representations and warranties relating to the collateral assets held by the Issuers each time a new series of notes is issued by the Issuers, (iv) cause Spirit Realty to replace the Company as property manager and special servicer under the Property Management Agreement, (v) modify the events which allow the property manager and special servicer to be removed in such capacity under the Property Management Agreement so that (A) certain changes of corporate control of, certain violations of net worth and indebtedness covenants by and the entry of certain judgments against the property manager or special servicer will not constitute such an event and (B) the occurrence of an event of default and certain early amortization events will constitute such an event and (vi) require the Property Manager to make reimbursable advances of principal and interest in respect of the Notes under certain circumstances and make reimbursable servicing advances in respect of the collateral under certain circumstances.

Immediately prior to the issuance of New Notes, the Issuers caused the termination of the series supplements relating to the Existing Notes and caused the cancellation in full of the Existing Notes.

The foregoing is only a summary of certain of the amendments described above and is qualified in its entirety by the terms of the Indenture and the Property Management Agreement, copies of which are filed as Exhibits 4.1 and 1.1, respectively, hereto.

Forward-Looking Statements Disclaimer

Statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements. These forward-looking statements can be identified by the use of words such as “expects,” “plans,” “estimates,” “projects,” “intends,” “believes,” “guidance,” and similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, our continued ability to source new investments, risks associated with using debt to fund Spirit Realty’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the real estate markets), risks related to the recent significant merger we completed, our ability to integrate the portfolios, disruption from the merger making it more difficult to maintain business and operational relationships, unknown liabilities acquired in connection with the acquired properties of the merger counterparty, portfolios of properties, or interests in real-estate related entities, and those discussed in Spirit Realty’s filings with the Securities and Exchange Commission from time to time. Spirit Realty expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The information required by this Item 1.02 relating to the termination of the 2005-1, 2006-1 and 2007-1 Series Indenture Supplements is contained in Item 1.01 above and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AND OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

The information required by this Item 2.03 relating to the New Notes and the Indenture is contained in Item 1.01 above and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

1.1
Second Amended and Restated Property Management and Servicing Agreement dated May 20, 2014, by and among Spirit Realty, L.P., Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC and Midland Loan Services, a division of PNC Bank, National Association.

4.1	Second Amended and Restated Master Indenture among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC and Citibank, N.A., dated May 20, 2014.
4.2	Series 2014-1 Indenture Supplement among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC and Citibank, N.A., dated May 20, 2014.
4.3	Series 2014-2 Indenture Supplement among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC and Citibank, N.A., dated May 20, 2014.
4.4	Series 2014-3 Indenture Supplement among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC and Citibank, N.A., dated May 20, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael A. Bender
Michael A. Bender Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial and Accounting Officer)
Date: May 20, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1
Second Amended and Restated Property Management and Servicing Agreement dated May 20, 2014, by and among Spirit Realty, L.P., Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC and Midland Loan Services, a division of PNC Bank, National Association.

4.1	Second Amended and Restated Master Indenture among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC and Citibank, N.A., dated May 20, 2014.
4.2	Series 2014-1 Indenture Supplement among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC and Citibank, N.A., dated May 20, 2014.
4.3	Series 2014-2 Indenture Supplement among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC and Citibank, N.A., dated May 20, 2014.
4.4	Series 2014-3 Indenture Supplement among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC and Citibank, N.A., dated May 20, 2014.